SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 2002.

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31019	94-3216714

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Chess Drive, Foster City, CA	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 655-4200

Not Applicable

(Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Exhibit 2.1
Exhibit 4.1
Exhibit 4.2

     Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 20, 2002, Argonaut Technologies, Inc. (the “Company”) completed its acquisition of Jones Chromatography Limited, a company organized under the laws of England and Wales (“JCL”), and its wholly owned subsidiaries International Sorbent Technology Limited and Jones Chromatography Incorporated (together with JCL, the “Jones Group”), pursuant to a Share Purchase Agreement (the “Purchase Agreement”), dated February 11, 2002, among the Company and the stockholders of JCL.

     In the transaction, the stockholders of JCL exchanged all of their respective shares of JCL stock for (i) cash in an aggregate amount of £3,825,000, (ii) 572,152 shares of unregistered Company Common Stock, and (iii) loan notes in the aggregate principal amount of £7,650,000. The loan notes, which are redeemable for cash over the two-year period following the closing date, are guaranteed by Barclays Bank PLC. In addition, certain employees of Jones Group that remain as employees after the transaction will receive stock options to purchase an aggregate 349,800 shares of the Company’s Common Stock.

     All shares of Company Common Stock issued to JCL stockholders in the transaction were issued in reliance on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). As a result, all such shares of Company Common Stock are subject to restrictions on transfer under the applicable provisions of the Securities Act. Under the terms of the Registration Rights Agreement dated February 20, 2002, the Company has granted the JCL stockholders certain rights to register under the Securities Act the shares of Company Common Stock received in the transaction.

     Under the terms of the Purchase Agreement, loan notes in the aggregate principal amount of £2,550,000 will be held in escrow until the second anniversary of the closing date, and may be used to satisfy certain indemnification obligations of the principal JCL stockholders.

     The summary of the provisions of the transaction set forth above is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 2.1, the Registration Rights Agreement attached hereto as Exhibit 4.1 and the Loan Note Instrument attached hereto as Exhibit 4.2.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of business acquired(1)

     (b)  Pro forma financial information(1)

     (c)  Exhibits.

2.1	Agreement for the sale and purchase of the entire issued share capital of Jones Chromatography Limited, dated February 11, 2002, by and among Argonaut Technologies, Inc. and the former Jones Group shareholders.

4.1	Registration Rights Agreement dated February 20, 2002, by and among Argonaut Technologies, Inc. and the former Jones Group shareholders.

4.2	£7,650,000 Loan Note Instrument Creating Principal Amount Guaranteed Loan Notes 2004 guaranteed by Barclays Bank PLC dated February 20, 2002.

(1)The information required by this section is not included in this initial report but shall be provided by amendment to this initial report no later than May 6, 2002.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.

/s/ Lissa A. Goldenstein

Lissa A. Goldenstein President and Chief Executive Officer

Date: March 6, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement for the sale and purchase of the entire issued share capital of Jones Chromatography Limited, dated February 11, 2002, by and among Argonaut Technologies, Inc. and the former Jones Group shareholders.

4.1	Registration Rights Agreement dated February 20, 2002, by and among Argonaut Technologies, Inc. and the former Jones Group shareholders.

4.2	£7,650,000 Loan Note Instrument Creating Principal Amount Guaranteed Loan Notes 2004 guaranteed by Barclays Bank PLC dated February 20, 2002.